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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2003

USA INTERACTIVE
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)
152 West 57th Street, New York, NY 10019 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

        On January 17, 2003, USA Interactive ("USA" or the "Company") completed its acquisition of the outstanding shares of Ticketmaster that it did not already own through the merger of a wholly owned subsidiary of USA with Ticketmaster, with Ticketmaster surviving as a wholly owned subsidiary of USA. In the merger, each outstanding share of Ticketmaster Class A common stock and Ticketmaster Class B common stock (other than shares held by USA, Ticketmaster and their subsidiaries) was converted into the right to receive 0.935 of a share of USA common stock. Please see the full text of the Company's press release, filed as exhibit 99.1 hereto, which is incorporated herein by reference.

        USA filed a registration statement on Form S-4 (file no. 333-101199), as amended, registering under the Securities Act of 1933, as amended, the shares of USA common stock issued in the Ticketmaster transaction. The registration statement contains additional information about the transaction.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits.

99.1	Press Release dated January 17, 2003.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USA INTERACTIVE
By:	/s/ DARA KHOSROWSHAHI Name: Dara Khosrowshahi Title: Executive Vice President and Chief Financial Officer

Date: January 17, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 17, 2003.

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX